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                      PROSPECTUS SUPPLEMENT -- MAY 1, 2010

FUND (PROSPECTUS EFFECTIVE DATE)                                 MATERIAL NUMBER
RiverSource Real Estate Fund (Aug. 28, 2009)                         S-6281-99 H

On May 1, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, the Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. In connection with the Columbia Transaction, the Fund's portfolio manager has been changed. This change results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies and Fund Management and Compensation sections of the Fund's prospectus, as set forth below.

Effective May 1, 2010, the following changes are hereby made to the Fund's prospectus:

The description of the portfolio manager responsible for the Fund's day-to-day portfolio management, as described under the caption "Fund Management and Compensation - Investment Manager" is superseded and replaced as follows:

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Arthur J. Hurley, CFA, Portfolio Manager

-    Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since September 2006. Prior to September 2006, Mr. Hurley was a portfolio manager at Lee Munder Capital Group from December 2002 to August 2006.

The information under the caption "Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Fund is a non-diversified fund that invests primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies operating in the real estate industry, including equity securities of real estate investment trusts (REITs), and other real estate related investment companies that invest in real estate or real estate debt and which qualify for REIT tax status. REITs are pooled investment vehicles that manage a portfolio of real estate or real estate loans to earn profits for their shareholders. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

REITs are generally classified as:

- equity REITs, which invest the majority of their assets directly in real property, such as office buildings, apartments, shopping centers and malls, hotels and senior living facilities, and derive income primarily from the collection of rents;

- mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments; and

-    REITs that combine the characteristics of equity REITs and mortgage REITs.

The Fund expects to emphasize investments in equity REITs, although it may invest in all types of REITs.

In pursuit of the Fund's objective, the investment manager, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund's portfolio.

The investment manager considers, among other factors:

-    overall economic and market conditions.

- the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

The investment manager may sell a security when the security's price reaches a target set by the investment manager; if the investment manager believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

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